SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                January 22, 2003

                Date of Report (Date of earliest event reported)

                              SONUS NETWORKS, INC.
             (Exact Name of Registrant as Specified in its Charter)


         DELAWARE                    000-30229              04-3387074
       -----------                   ---------              ----------

(State or Other Jurisdiction  (Commission File Number)      (IRS Employer
    of Incorporation)                                     Identification No.)


                 5 CARLISLE ROAD, WESTFORD, MASSACHUSETTS 01886
               (Address of Principal Executive Offices) (Zip Code)

                                 (978) 692-8999

              (Registrant's telephone number, including area code)


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Item 5. OTHER EVENTS.

     A copy of Sonus' press release, dated January 22, 2003, reporting its actual financial results for the fourth quarter and fiscal year ended December 31, 2002, is attached as Exhibit 99.1 hereto and incorporated by reference herein.

     The press release filed as an exhibit to this report includes "safe harbor" language pursuant to the Private Securities Litigation Reform Act of 1995, as amended, indicating that certain statements about Sonus' business contained in the press release are "forward-looking" rather than "historic." The press release also states that these and other risks relating to Sonus' business are set forth in the documents filed by Sonus with the Securities and Exchange Commission.

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c) Exhibit

99.1 Press release dated January 22, 2003 reporting Sonus' actual financial results for the fourth quarter and fiscal year ended December 31, 2002.


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                                SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: January 22, 2003          SONUS NETWORKS, INC.
                                By:
                                    /s/ Stephen J. Nill
                                    Stephen J. Nill
                                    Chief Financial Officer, Vice President of
                                    Finance and Administration and Treasurer
                                    (Principal Financial and Accounting Officer)


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